CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 26, 2017, relating to the financial statements and financial highlights, which appears in Cardinal Small Cap Value Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 22, 2017, relating to the financial statements and financial highlights, which appears in Kopernik Global All-Cap Fund and Kopernik International Fund (collectively referred to as the “Funds”) Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 22, 2017, relating to the financial statements and financial highlights, which appears in RSQ International Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 22, 2017, relating to the financial statements and financial highlights, which appears in Westfield Capital Large Cap Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 22, 2017, relating to the financial statements and financial highlights, which appears in Westfield Capital Dividend Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018